UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 W. Bayshore Rd., Suite 100
Palo Alto, CA 94303
(Address of principal executive offices, including zip code)

(650) 549-9103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock for $11.50 per share	PKBOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on November 1, 2022 (the “Closing Date”), Ignyte Acquisition Corp., a Delaware corporation (“Ignyte”), completed the transactions contemplated by that certain business combination agreement, dated as of April 28, 2022 (the “Business Combination Agreement”), by and among Ignyte, Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Korean Sub”), and Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio”). A description of the Business Combination and the terms of the Business Combination Agreement are included in the definitive proxy statement on Schedule 14A (File No. 001-39951) (the “Proxy Statement”) filed by Ignyte with the Securities and Exchange Commission (the “SEC”) on October 7, 2022 in the section titled “Proposal No. 1-The Business Combination Proposal.” Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Proxy Statement.

At the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (i) the stockholders of Peak Bio transferred their respective shares of Peak Bio Common Stock to Korean Sub in exchange for shares of Ignyte Common Stock held by Korean Sub, and (ii) in the course of such share swap, Korean Sub distributed the shares of Peak Bio Common Stock to Ignyte in consideration of Ignyte Common Stock (which was in-turn delivered to the stockholders of Peak Bio as described in (i) above ((i) and (ii), collectively, the “Share Swap”). Upon consummation of the Share Swap, Peak Bio became a direct wholly-owned subsidiary of Ignyte. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

On the Closing Date, a purchaser (the “Original Subscriber”) purchased from the Company an aggregate of 50,000 shares of Ignyte Common Stock (the “Original PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $500,000, pursuant to a subscription agreement entered into effective as of April 28, 2020 (the “Original Subscription Agreement”).

On the Closing Date, a number of additional purchasers (each, a “New Subscriber”) purchased from the Company an aggregate of (i) 302,500 shares of Ignyte Common Stock (the “New PIPE Shares”) and (ii) 281,325 warrants (the “PIPE Financing Warrants”) to purchase shares of Ignyte Common Stock, at an exercise price of $0.01 per share, for a purchase price of $10.00 per share and an aggregate purchase price of $3,025,000, pursuant to separate subscription agreements entered into effective as of October 31, 2022 (each a “New Subscription Agreement”). The PIPE Financing Warrants are on terms substantially the same as the outstanding warrants that were included in the units issued in Ignyte’s initial public offering, except that the new warrants are not redeemable, and the warrants shall be exercisable for one year.

On the Closing Date, a number of Peak Bio’s lenders (each, a “Bridge Loan PIPE Subscriber” and together with the Original Subscriber and the New Subscribers, the “Subscribers”) purchased from the Company an aggregate of (i) 176,579 shares of Ignyte Common Stock (the “Bridge Loan PIPE Shares” and together with the Original PIPE Shares and the New PIPE Shares, the “PIPE Shares”) and (ii) 164,218 warrants (the “Bridge Loan PIPE Financing Warrants” and together with the PIPE Financing Warrants, the “PIPE Warrants”) to purchase shares of Ignyte Common Stock, at an exercise price of $0.01 per share, in consideration for their agreement to cancel an aggregate principal amount of $1,750,000 and the interest accrued thereon in promissory notes evidencing the loans such lenders had extended to Peak Bio between July and September 2022, pursuant to separate subscription agreements entered into effective as of October 31, 2022 (each a “Bridge Loan PIPE Subscription Agreement” and together with the Original Subscription Agreement and the New Subscription Agreements, the “Subscription Agreements”). The Bridge Loan PIPE Financing Warrants are on terms substantially the same as the outstanding warrants that were included in the units issued in Ignyte’s initial public offering, except that the new warrants are not redeemable, and the warrants shall be exercisable for one year.

Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares and the PIPE Financing Warrants. The sale of the PIPE Shares and PIPE Financing Warrants was consummated concurrently with the Closing.

Upon the Closing, Ignyte as the registrant changed its name to “Peak Bio, Inc.”

Unless the context otherwise requires, the terms “we,” “us,” “our,” and the “Company” refers to Peak Bio, Inc. and its consolidated subsidiaries, including Peak Bio, following the Closing and references to “Ignyte” refer to Ignyte Acquisition Corp. at or prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company after giving effect to the Business Combination.

On the business day following the Closing, the Company’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from The Nasdaq Stock Market LLC (“Nasdaq”).

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Closing, Ignyte, Ignyte Sponsor LLC (the “Sponsor”) and certain stockholders of Peak Bio (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and the stockholders of Peak Bio will be granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of Ignyte Common Stock. The Registration Rights Agreement requires Ignyte to, among other things, file a resale registration statement on behalf of the RRA Parties as soon as practicable but no later than 45 days after the Closing. The Registration Rights Agreement also provides certain demand rights and piggyback rights to the RRA Parties, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. The Registration Rights Agreement includes customary indemnification provisions. Peak Bio agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreement and Key Company Stockholder Lock-Up Agreement

In connection with the Closing, Ignyte and certain stockholders of Peak Bio entered into a lock-up agreement (the “Lock-Up Agreement”) providing for certain restrictions on transfer applicable to Ignyte Common Stock (the “Lock-Up Shares”). Generally, the Lock-Up Agreement prohibits stockholders from (i) selling, offering to sell, contracting or agreeing to sell, hypothecating, pledging, granting any option to purchase or otherwise disposing of or agreeing to dispose of, directly or indirectly, or establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to the Lock-Up Shares, (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of Lock-Up Shares or other securities, in cash or otherwise, or (iii) publicly announcing any intention to effect any transaction specified in the immediately preceding subsections (i) or (ii), subject to certain limited exceptions set forth in the Lock-Up Agreement. The lock-up period under the Lock-Up Agreement lasts until the date that is 180 days from the Closing Date (as defined in the Business Combination Agreement).

In connection with the Closing, Ignyte and Hoyoung Huh (the “Key Company Stockholder”) entered into a separate Lock-Up Agreement (the “Key Company Stockholder Lock-Up Agreement”) on substantially the same terms as the Lock-Up Agreement with certain exceptions for the transactions contemplated by that certain Key Company Stockholder Forward Purchase Agreement, entered into as of April 28, 2022 by Hoyoung Huh and Ignyte.

The foregoing descriptions of the Lock-Up Agreement and the Key Company Stockholder Lock-Up Agreement are qualified in their entirety by reference to the full text of the Lock-Up Agreement and the Key Company Stockholder Lock-Up Agreement, forms of which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, the Company entered into indemnification agreements (each, an “Indemnification Agreement”) with its directors and executive officers. Each Indemnification Agreement provides for indemnification and advancements by the Company of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee, or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a form of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

White Lion Common Stock Purchase and Registration Rights Agreements

On November 3, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $100,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. Capitalized terms used but not otherwise defined in this section shall have the meanings given to such terms by the Common Stock Purchase Agreement and the White Lion RRA.

The Company is obligated under the Common Stock Purchase Agreement and the White Lion RRA to file a registration statement with the SEC to register the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), for the resale by White Lion of shares of Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on the effective date of the registration statement and extend until November 1, 2025. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company may notify White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”).

The number of shares sold pursuant to any such notice may not exceed (i) the lower of (a) the Purchase Notice Fixed Limit (described below) and (b) the dollar amount equal to the product of (1) the Average Daily Trading Volume, and the applicable Percentage Limit. The Purchase Notice Fixed Limit is $500,000 upon payment of the Initial Commitment Shares and can be increased in two tranches: (A) to $1,000,000 following an aggregate purchase of $5,000,000 shares and issuance by the Company to White Lion of an additional $250,000 in Commitment Shares, and (B) to $2,000,000 following an aggregate purchase of $10,000,000 shares and issuance by the for payment of an additional $250,000 in Commitment Shares.

The applicable Percentage Limit is 40% or 150% depending on the price the Company agrees to sell shares to White Lion. At an applicable Percentage Limit of 40%, the purchase price to be paid by White Lion for any such shares will equal 97% of lowest daily volume-weighted average price of Common Stock during a period of two consecutive trading days following the applicable Notice Date until an aggregate of $50,000,000 in shares have been purchased under Common Stock Purchase Agreement, at which point the purchase price to be paid by White Lion will equal 98% of the lowest daily volume-weighted average price of Common Stock during a period of two consecutive trading days following the applicable Notice Date. At an applicable Percentage Limit of 150%, the purchase price to be paid by White Lion for any such shares will equal 94.5% of the lowest daily volume-weighted average price of Common Stock during a period of three consecutive trading days following the applicable Notice Date.

The Company will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three (3) trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three (3) days’ prior written notice to the Company if (i) there is a Fundamental Transaction, (ii) the Company is in breach or default in any material respect of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the registration statement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the Common Stock for a period of five (5) consecutive trading days, (v) the material breach of the Common Stock Purchase Agreement by the Company, which breach is not cured within the applicable cure period or (vi) a Material Adverse Effect has occurred and is continuing. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the White Lion RRA.

In consideration for the commitments of White Lion, as described above, the Company has agreed that it will issue to White Lion shares of Common Stock having a value of $250,000 based upon the Closing Sale Price of Common Stock two Trading Days prior to the filing of the Initial Registration Statement as Initial Commitment Shares. The Company may increase the number of shares it may sell to White Lion by issuing additional Commitment Shares in two additional tranches of $250,000 each.

Concurrently with the execution of the Common Stock Purchase Agreement, the Company entered into the White Lion RRA with White Lion in which the Company has agreed to register the shares of Common Stock purchased by White Lion with the SEC for resale within 30 days of the consummation of a business combination. The White Lion RRA also contains usual and customary damages provisions for failure to file and failure to have the registration statement declared effective by the SEC within the time periods specified.

The Common Stock Purchase Agreement and the White Lion RRA contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Common Stock Purchase Agreement and the White Lion RRA are qualified in their entirety by reference to the full text of the Common Stock Purchase Agreement and the White Lion RRA, which are attached as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated herein contain forward-looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies, or expectations for the Company’s business. These forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;

•	the future financial performance of the Company following the Business Combination;

•	the liquidity and trading of the Company’s securities;

•	expansion plans and opportunities;

other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” or similar expressions; and other factors detailed under the section titled “Risk Factors” beginning on page 43 of the Proxy Statement, which are incorporated herein by reference.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the occurrence of any event, change or other circumstances that could give rise to a claim under the Business Combination Agreement;

•	the outcome of any legal proceedings that may be instituted following the Business Combination;

•	the risk that the Business Combination disrupts our current plans and operations;

•	the inability to maintain the listing of our securities on Nasdaq;

•

the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the effect of becoming publicly listed on the Company, and the inability of the Company’s business to grow and manage growth profitably;

•	the unpredictability of the effects of the COVID-19 pandemic;

•	changes in applicable laws or regulations;

•	the inability to profitably expand in existing markets and into new markets;

•	costs related to the Business Combination;

•	the possibility that we may be adversely impacted by other economic, business, and/or competitive factors;

•	future exchange and interest rates; and

•

other risks and uncertainties indicated in the Proxy Statement, including those under the section titled “Risk Factors,” beginning on page 43 thereof, and other filings that the Company has made or will make with the SEC.

Business

Information about the business of the Company is described in the Proxy Statement in the section titled “Information About Peak Bio” beginning on page 208 thereof, which is incorporated herein by reference. The business of Ignyte prior to the Business Combination is described in the Proxy Statement in the section titled “Information About Ignyte” beginning on page 193 thereof, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 43 thereof, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the carve-out consolidated financial statements of Peak Bio and its subsidiaries, which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “Selected Historical Consolidated Financial Information of Peak Bio (Carve-out of Certain Operations of pH Pharma Co., Ltd.)” on page 120 thereof, relating to the financial statements of Peak Bio as of and for the years ended December 31, 2021 and 2020 and the six months ended June 30, 2022 and 2021 and “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 124 thereof, relating to the combined pro forma financial information as of and for the year ended December 31, 2021 and the six months ended June 30, 2022, which are incorporated herein by reference.

Quarterly Results of Operations

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Peak Bio and Ignyte, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “Peak Bio’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 260 thereof for the six months ended June 30, 2022 and 2021 and “Ignyte’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 204 thereof for the six months ended June 30, 2022 and 2021, which are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning (i) Peak Bio’s Management’ Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2022 and 2021 and (ii) Ignyte’s Management’ Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2022 and 2021, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

As a smaller reporting company, the Company is not required to provide this disclosure pursuant to Item 305(e) of regulation S-K.

Beneficial Ownership of Securities

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of the Closing, after giving effect to the Closing, by:

•	each person or group (as such term is used in Section 13(d)(3) of the Exchange Act) who is expected to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of our current named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Securities issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.

The beneficial ownership of Common Stock is based on 20,058,046 shares of Common Stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers:
Hoyoung Huh(2)	7,795,090	38.9%
Stephen LaMond	—	—
Timothy Cunningham	—	—
Satyajit Mitra(3)	18,647	*
Nevan Charles Elam	—	—

James Neal	—	—
David Rosenberg(4)	1,514,700	7.6%
Brad Stevens(5)	97,027	*
All directors and executive officers as a group (8 individuals)	9,378,710	46.7%
Five Percent Holders:
Ignyte Sponsor LLC	1,514,700	7.6%
IBKC-SBI Bio Fund 1(6)	3,439,648	17.1%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Peak Bio, Inc., 3350 W Bayshore Rd, Suite 100, Palo Alto, CA 94303.
(2)

Includes 6,442,438 shares of Common Stock held by Hoyoung Huh and 372,642 shares of Common Stock held by Hannol Ventures LLC of which Mr. Huh is the sole member and who has voting and dispositive power over such shares.

(3)	Includes 18,647 shares underlying options to purchase Common Stock that are fully vested and currently exercisable.
(4)

Includes 1,514,700 shares of Common Stock held by the Sponsor, of which David Rosenberg is a managing member. Accordingly, all securities held by the Sponsor may ultimately be deemed to be beneficially owned by Mr. Rosenberg.

(5)

Includes 50,273 shares of Common Stock and 46,754 warrants issued to BRS Capital Holdings LLC (“BRS”) pursuant to a Bridge Loan PIPE Subscription Agreement. Mr. Stevens is the Manager of BRS and may share voting and dispositive power over such shares. The business address of BRS is 4221 W. Boy Scout Blvd., Suite 300, Tampa, Florida 33607. Mr. Stevens disclaims any beneficial ownership of the reported shares of BRS other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(6)

Includes 1,599,829 shares of Common Stock held by IBKC-SBI Bio Fund 1 (“IBKC”), 251,223 shares of Common Stock held by SBI Cross-border Advantage Fund, an affiliate of IBKC, 598,739 shares of Common Stock held by SBI Healthcare Fund 1, an affiliate of IBKC, 319,959 shares of Common Stock held by SBI Investment, an affiliate of IBKC, 83,735 shares Common Stock held by SBI KIS 2016-1 Fund, an affiliate of IBKC, 167,470 shares of Common Stock held 2014 KIF -SBI IT Investment Fund, an affiliate of IKBC and 418,693 shares of Common Stock held by Global Gateway Fund 1, an affiliate of IKBC. The business address of IBKC is 14th FL., NC Tower, 509, Teheran-ro, Gangnam-gu, Seoul, Korea.

Management and Board of Directors

The following persons are the directors and executive officers of the Company immediately following the Closing:

Name	Age	Position(s)
Hoyoung Huh, MD, PhD	53	Class II Director
Stephen LaMond, PharmD, MBA	60	Interim Chief Executive Officer, Chief Operating Officer, Secretary and Class II Director
Timothy Cunningham, MBA, CPA	60	Acting Chief Financial Officer
Satyajit Mitra, PhD	48	Executive Director, Head of Oncology
Nevan C. Elam, JD	54	Class I Director (Lead Independent Director)
James Neal, MS, MBA	66	Class I Director
David Rosenberg	49	Class III Director
Brad Stevens, CPWA, CEPA	37	Class III Director

Executive Officers

The following is a brief biography of each of Peak Bio’s executive officers and key employees.

Hoyoung Huh, MD, PhD, is the founder of Peak Bio (f/k/a pH Pharma) and has held positions of Chief Executive Officer and Board Chairman since founding pH Pharma in 2015. He currently serves as a director on the Board of the Company. Dr. Huh is a Silicon Valley-based entrepreneur and investor in healthcare and technology-based businesses and has served as Lead Director of Pliant Therapeutics since December

2017. Dr. Huh was a Managing Director of Konus Advisory Group, Inc. from January 2012 to September 2014. Prior to founding Konus Advisory Group, Inc., Dr. Huh was Chief Executive Officer and Chairman of the board of directors of BiPar Sciences, Inc. from February 2008 until December 2010. In addition, Dr. Huh has been involved in the formation, management and board positions of multiple biotechnology and innovation-based companies. He previously served as the Chairman of the board of directors of Geron Corporation from September 2011 to December 2018, and CytomX Therapeutics, Inc. from February 2012 to December 2018, a member of the board of directors of Rezolute, Inc. (f/k/a AntriaBio, Inc.) from 2013 to January 2019, the Chairman of the board of directors of Epizyme, Inc. from October 2009 to February 2012, and as a member of the board of directors of Facet Biotech Corporation, Nektar Therapeutics, Inc., Addex Therapeutics Ltd. and EOS, S.p.A (Milano, Italy). Earlier in his career, Dr. Huh was a partner at McKinsey & Company. He holds A.B. in Biochemistry from Dartmouth College, an M.D. from Cornell University Medical College and a Ph.D. in Cell Biology and Genetics from Cornell University Sloan Kettering Institute. We believe Dr. Huh’s extensive management and operational experience as President and Chief Executive Officer of numerous biotechnology companies and his significant knowledge and expertise of biotechnology and pharmaceutical collaborations, qualifies Dr. Huh to serve as a director and Chairman of the Board of Peak Bio.

Stephen LaMond, PharmD, MBA, has been the Chief Operating Officer and Secretary of Peak Bio since March 1, 2022. He currently serves as Interim Chief Executive Officer and as a director of the Company. Prior to his current role, Dr. LaMond has been both an employee and independent consultant to Peak Bio (f/k/a pH Pharma). Peak Bio consists of the merged entity of Ignyte and the selected assets from pH Pharma. Dr. LaMond served as both a consultant and one of the original executives with pH Pharma and its affiliated companies serving in corporate and business development roles in addition to serving in a clinical program management capacity. Dr. LaMond has been directly involved with pH Pharma in both the U.S. and Korea and now at Peak Bio since 2016. Dr. LaMond has previously held management and executive roles in marketing, new product planning, corporate and business development at numerous companies including Tria Beauty, Corium International, Zoll Medical, GE Healthcare, Nektar Therapeutics and Pfizer Inc. across multiple therapeutic areas and has worked on some of the most innovative products over his tenure. Dr. LaMond received his PharmD and Executive MBA degrees from the University of Michigan, Ann Arbor and has executive finance training from Columbia and Stanford Universities. We believe Dr. LaMond’s extensive experience in operations, business development, corporate development, marketing, regulatory and market access with biopharmaceutical and biotechnology companies qualifies him to serve on the Board.

Timothy Cunningham, MBA, CPA, serves as the Acting Chief Financial Officer of the Company following the closing of the Business Combination. He brings more than 30 years of finance and operations leadership experience in the life sciences and technology industries with a proven track record of driving growth. He is currently Chief Financial Officer at Danforth Advisors, a company that provides strategic and operational finance and accounting support for life science companies. Prior to joining Danforth, Mr. Cunningham served as Chief Financial Officer at Organogenesis, where he took the company public and raised over $250M in equity and debt financing to facilitate the company’s growth. Earlier, he held leadership positions with DialogTech, GFI Software SA, Metatomix, Mediabridge, IBM, PWC, and KPMG. Tim holds an MBA from Boston University, a BS in Accounting from Boston College and is a CPA in the state of Florida.

Satyajit Mitra, PhD, is the Executive Director and Head of Oncology for Peak Bio. As the Head of Oncology, he has been responsible for Peak Bio’s preclinical research activities at our CA research sites since January 2021. Dr. Mitra heads up a team of talented research associates, scientists, consultants, CROs and CDMOs and has been instrumental in advancing our novel toxin platform and ADC pipeline. From March 2019 to December 2020, Dr. Mitra headed up Cancer Biology at Peak Bio and was responsible for in vivo and pharmacology functions that led to the nomination of the current Peak Bio lead toxin (PH1), which then led to Peak Bio’s initial proof-of-concept (POC) efforts for an ADC. These POC efforts led to the nomination of Peak Bio’s first ADC pipeline candidate targeting Trop2. He previously served as a Senior Scientist, at VasGene Therapeutics, and was involved with IND-enabling studies for novel antibody targets. Dr. Mitra’s initial corporate scientific experience was at OncoMed Pharmaceuticals for 5 years where he worked on Target Validation. He was instrumental in identifying the first-in-class Wnt-pathway biologics, advancing these projects from early stage to an IND. In addition to Dr. Mitra’s oncology company experiences, he also previously worked as a research scientist at the University of Southern California in Los Angeles. He completed his postdoctoral fellowship at the Department of Immunology at Scripps Research Institute at La Jolla, California. He obtained his Ph.D. from the Centre for Cellular and Molecular Biology at Hyderabad, India an institute affiliated with the Jawaharlal Nehru University (JNU), New Delhi, India.

Non-Employee Directors

Information with respect to the Company’s non-employee directors immediately following the Closing is set forth in the Proxy Statement in the section titled “Management Following the Business Combination-Non-Employee Directors” beginning on page 276 thereof, which is incorporated herein by reference.

Director Independence

Nasdaq rules will require that a majority of our Board be independent upon consummation of the Business Combination. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. In connection with this offering, the Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that Messrs. Nevan C. Elam, James Neal, David Rosenberg and Brad Stevens are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of Nasdaq. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Classified Board of Directors

Information with respect to the classification of the Board is set forth in the Proxy Statement in the section titled “Management Following the Business Combination-Number and Terms of Office of Officers and Directors of New Peak Bio” on page 278 thereof, which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section titled “Management Following the Business Combination-Committees of the Board of Directors” beginning on page 278 thereof, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Peak Bio prior to the consummation of the Business Combination and for Peak Bio’s fiscal year ended December 31, 2021 is set forth in the Proxy Statement in the section titled “Executive Compensation of Peak Bio” beginning on page 281 thereof, which is incorporated herein by reference.

Employment Agreements

A description of the employment agreements with the Company’s executive officers is set forth in the Proxy Statement in the section titled “Executive Compensation-Employment Agreements” beginning on page 284 thereof, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Ignyte and Peak Bio are described in the Proxy Statement in the section titled “Certain Relationships and Related Transactions” beginning on page 298 thereof, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings of Peak Bio and Ignyte is set forth in the Proxy Statement in the sections titled “Information About Ignyte-Legal Proceedings” beginning on page 203 thereof and “Index to Financial Statements-Peak Bio Co., Ltd.” on page F-57 thereof, respectively, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

As of the Closing Date, there were approximately 28 holders of record of the Common Stock, excluding beneficial owners holding shares through nominee holders of record.

The Common Stock and warrants to purchase Common Stock (“Warrants”) began trading on Nasdaq under the symbols “PKBO” and “PKBOW,” respectively, on November 2, 2022. In connection with the Closing, each of Ignyte’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

The Company has not paid any cash dividends on the Common Stock to date and does not intend to pay any cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenue and earnings, if any, capital requirements, liabilities and related reserves, and general financial condition. The payment of any cash dividends will be within the discretion of the Board from time to time and subject to applicable Delaware law. It is the present intention of the Company’s Board to retain all earnings, if any, for use in business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. Further, the Company’s ability to declare dividends is currently limited by restrictive covenants in connection with certain credit facilities.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth in Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement in the section titled “Description of Securities” beginning on page 286 thereof, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Indemnification Agreements,” which is incorporated herein by reference.

The Certificate of Incorporation (as defined below) and the Amended and Restated Bylaws (as defined below) provide that the officers and directors of the Company will be indemnified by the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware, as it now exists or may in the future be amended, for any threatened, pending or completed action, suit or proceeding relating to any such officer’s or director’s service to the Company. The Charter and the Amended and Restated Bylaws also require the Company to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under General Corporation Law of the State of Delaware. In addition, the Charter provides that directors will not be personally liable for monetary damages to the Company or its stockholders for breaches of their fiduciary duty as directors, unless such directors violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in the “Introductory Note” to this Current Report on Form 8-K, which is incorporated herein by reference.

The PIPE Shares and PIPE Warrants issued in connection with the Subscription Agreements have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1-The Business Combination Proposal” beginning on page 138 thereof, which is incorporated herein by reference. Further reference is made to the information set forth above under “Introductory Note” and in the section entitled “Beneficial Ownership of Securities” under the caption “Form 10 Information” in Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, (i) each executive officer of Ignyte ceased serving in such capacities, (ii) each member of the board of directors of Ignyte ceased serving in such capacity, (iii) Nevan C. Elam, Hoyoung Huh, Stephen LaMond, James Neal, David Rosenberg, and Brad Stevens were appointed as directors of the Company, and (iv) Nevan C. Elam was appointed Lead Independent Director of the Board.

Peak Bio, Inc. 2022 Long-Term Incentive Plan

As previously disclosed, at Ignyte’s special meeting of stockholders on October 24, 2022, Ignyte’s stockholders approved the Peak Bio, Inc. 2022 Long-Term Incentive Plan (the “Incentive Plan”). The description of the Incentive Plan is set forth in the Proxy Statement in the section titled “Proposal No. 4-The Incentive Plan Proposal” beginning on page 180 thereof, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements

Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the captions “Employment Agreements,” which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On October 25, 2022, Ignyte held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, Ignyte stockholders voted and approved, among other things, Proposal No. 2—The Governing Documents Proposals, which is described in greater detail in the Proxy Statement and incorporated herein by reference.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on November 1, 2022, includes the amendments proposed by Proposal No. 2. On November 1, 2022, the Board approved and adopted the Certificate of Incorporation and the Amended and Restated Bylaws (the “Amended and Restated Bylaws”), with the Amended and Restated Bylaws became effective as of the date thereof.

The descriptions of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Amended and Restated Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Proposal No. 2—The Governing Documents Proposals” beginning on page 176 of the Proxy Statement, which are incorporated herein by reference.

Copies of the Certificate of Incorporation and the Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at www.peak-bio.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a business combination set forth in the amended and restated certificate of incorporation of Ignyte, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section titled “Proposal No. 1-The Business Combination Proposal” beginning on page 138, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Reference is made to (i) the carve-out consolidated financial statements of Peak Bio Co., Ltd. and the related notes thereto as of and for the years December 31, 2021 and 2020, which are included in the Proxy Statement on pages F-42 through F-63, which are incorporated herein by reference, (ii) the financial statements of Ignyte Acquisition Corp. and the related notes thereto as of December 31, 2021 and December 31, 2020, and for the year ended December 31, 2021 and for the period from August 6, 2020 (inception) through December 31, 2020, included in the Proxy Statement on pages F-2 through F-41, which are incorporated herein by reference, (iii) the unaudited carve-out condensed consolidated financial statements of Peak Bio Co., Ltd as of and for the six months ended June 30, 2022 and 2021, which are included herewith as Exhibit 99.1 and incorporated herein by reference, (iv) the unaudited condensed consolidated financial statements of Ignyte Acquisition Corp. as of and for the six months ended June 30, 2022 and 2021, which are included herewith as Exhibit 99.2 and incorporated herein by reference, (v) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Peak Bio Co., Ltd. for the for the six months ended June 30, 2022 and 2021, which is included herewith as Exhibit 99.3 and incorporated herein by reference and (vi) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ignyte Acquisition Corp. for the six months ended June 30, 2022 and 2021, which is included herewith as Exhibit 99.4 and incorporated herein by reference.

(b) Pro forma financial information.

Reference is made to the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, which is included herewith as Exhibit 99.5 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of April 28, 2022, by and among Ignyte Acquisition Corp., Ignyte Korea Co., Ltd. and Peak Bio Co., Ltd. (incorporated by reference to Exhibit 2.1 of Ignyte Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on April 29, 2022).

3.1*	Second Amended and Restated Certificate of Incorporation of Peak Bio, Inc.

3.2*	Amended and Restated Bylaws of Peak Bio, Inc.

4.1	Form of Warrant Certificate (included in Exbibit 4.2).

4.2	Form of Amended and Restated Warrant Agreement, dated as of October 31, 2022, by and between Ignyte Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.1*	Registration Rights Agreement, dated as of November 1, 2022, by and among Peak Bio, Inc., Ignyte Sponsor LLC and the Holders party thereto.

10.2*	Lock-Up Agreement

10.3*	Key Company Stockholder Lock-Up Agreement

10.4*	Form of Indemnification Agreement.

10.5	Form of Peak Bio, Inc. 2022 Long-Term Incentive Plan (incorporated by reference to Annex J of Ignyte Acquisition Corp.’s Definitive Proxy Statement filed with the SEC on October 7, 2022).

10.6*	Common Stock Purchase Agreement, dated as of November 3, 2022, by and between White Lion Capital, LLC and Peak Bio, Inc.

10.7*	Registration Rights Agreement, dated as of November 3, 2022, by and between White Lion Capital, LLC and Peak Bio, Inc.

99.1*	Unaudited Carve-out Condensed Consolidated financial statements of Peak Bio Co., Ltd and the related notes thereto as of and for the six months ended June 30, 2022 and 2021.

99.2*	Unaudited Condensed Consolidated financial statements of Ignyte Acquisition Corp. and the related notes thereto as of and for the six months ended June 30, 2022 and 2021

99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Peak Bio Co, Ltd. for the six months ended June 30, 2022 and 2021.

99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ignyte Acquisition Corp. for the six months ended June 30, 2022 and 2021.

99.5*	Unaudited pro forma condensed combined financial information of the Company and the related notes thereto as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2022

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name:	Stephen LaMond
Title:	Interim Chief Executive Officer